UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 20, 2007
                                                           -------------


                    SUNWIN INTERNATIONAL NEUTRACEUTICALS,INC.
             (Exact name of registrant as specified in its charter)


      Nevada                          033-10456                56-2416925
      ---------------------------- --------------------    -------------------
    (State or other jurisdiction        (Commission          (IRS Employer
       of incorporation)                 File Number)      Identification No.)



                  6 Youpeng Road, Qufu, Shandong, China 273100
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (86) 537-4424999



          (Former name or former address, if changed since last report)


                 Check the appropriate box below if the Form 8-K
                filing is intended to simultaneously satisfy the
              filing obligation of the registrant under any of the
           following provisions (see General Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 7.01         REGULATION FD DISCLOSURE

             On August 20, 2007, we issued a press release regarding a corporate update and our business outlook for fiscal year 2008. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

             The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item  9.01.       FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

99.1     Press Release dated August 20, 2007.



                                                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SUNWIN INTERNATIONAL NEUTRACEUTICALS, INC.



Date:  August 20, 2007                    By:   /s/ Dongdong Lin
                                               --------------------------
                                                Dongdong Lin
                                                Chief Executive Officer